UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2010

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

201 Spear Street, 3rd Floor

San Francisco, California 94105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 543-3470

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 9, 2010, a unit of Johnson and Johnson publicly disclosed that in a pre-specified interim analysis its investigational drug abiraterone acetate improved overall survival in a Phase 3 trial of patients with castration-resistant prostate cancer who had previously failed chemotherapy. The Johnson and Johnson unit also publicly disclosed its intent to make abiraterone acetate available under an expanded access program prior to receipt of marketing approval. The patient population studied in the abiraterone acetate trial is the same patient population being studied in the ongoing Phase 3 AFFIRM trial of the investigational drug MDV3100 being conducted by Medivation and its partner Astellas. Questions have arisen regarding the potential impact of the abiraterone acetate expanded access program on the ongoing AFFIRM trial, including the question whether patients in the AFFIRM trial may elect to leave the trial to begin treatment with abiraterone acetate. Medivation has been aware of the abiraterone acetate development program since before initiating the AFFIRM trial, and has designed and conducted that trial on the assumption that the abiraterone acetate data would be positive. Medivation has specific measures in place to mitigate any potential impact of the abiraterone acetate data on the ongoing AFFIRM trial. However, for competitive reasons, Medivation will not be discussing publicly what those specific measures are. Medivation expects to complete enrollment in the AFFIRM trial by the end of this year.

This report contains forward-looking statements, including statements regarding the clinical development of Medivation’s MDV3100 product candidate, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements contained in this report that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause Medivation’s actual results to differ significantly from those projected, including, without limitation, risks related to progress, timing and results of Medivation’s clinical trials, including the risk that adverse clinical trial results could alone or together with other factors result in the delay or discontinuation of some or all of Medivation’s product development activities, enrollment of patients in Medivation’s clinical trials, partnering of Medivation’s product candidates, including Medivation’s dependence on the efforts of and funding by Astellas for the development of MDV3100, the achievement of development, regulatory and commercial milestones under Medivation’s collaboration agreements, the manufacturing of Medivation’s product candidates, the adequacy of Medivation’s financial resources, unanticipated expenditures or liabilities, intellectual property matters, and other risks detailed in Medivation’s filings with the Securities and Exchange Commission, including its quarterly report on Form 10-Q for the quarter ended June 30, 2010, filed with the SEC on August 9, 2010. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report. Medivation disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.

Dated: September 10, 2010	By:	/s/ C. Patrick Machado
C. Patrick Machado
Chief Business Officer and Chief Financial Officer